UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 9, 2013

Gladstone Commercial Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-33097	02-0681276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 200 McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Gladstone Commercial Corporation previously filed a Current Report on Form 8-K on July 15, 2013 (the “Original Form 8-K”), reporting the closing of its acquisition, through its wholly-owned operating partnership, Gladstone Commercial Limited Partnership (collectively with Gladstone Commercial Corporation, the “Company”), of a 320,000 square-foot building, located in Austin, Texas, known as “717 East Parmer Lane.” This Current Report on Form 8-K/A is being filed solely for the purposes of amending the Original Form 8-K to provide the financial information related to such acquisition on July 9, 2013, as required by Item 9.01 of Form 8-K in accordance with Rule 3-14 and Article 11 of Regulation S-X, respectively.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Report of Independent Auditors

Historical Summary of Revenue for the Year ended December 31, 2012

Unaudited Historical Summary of Revenue for the Six Months Ended June 30, 2013

Notes to Historical Summary of Revenue

(b)	Unaudited Pro Forma Condensed Consolidated Financial Information

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2013

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2012

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2013

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(d)	Exhibits

23.1	Consent of PricewaterhouseCoopers LLC, Independent Registered Public Accounting Firm

Report of Independent Auditors

To the shareholders of Gladstone Commercial Corporation

We have audited the accompanying Historical Summary of revenue of 717 East Parmer Lane (the “Property”), for the year ended December 31, 2012. This Historical Summary is the responsibility of management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion on Form 8-K/A of Gladstone Commercial Corporation) as described in Note 2, and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenue, as described in Note 2, of the Property for the year ended December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

McLean, Virginia

August 29, 2013

717 East Parmer Lane

Historical Summary of Revenue

Year Ended December 31, 2012

Revenue	Year Ended December 31, 2012
Rental Revenue	$1,400,000

The accompanying notes are an integral part of these financial statements.

717 East Parmer Lane

Historical Summary of Revenue

Six Months Ended June 30, 2013 (unaudited)

Revenue	Six Months Ended June 30, 2013
Rental Revenue	$2,100,000

The accompanying notes are an integral part of these financial statements.

717 East Parmer Lane

Notes to Statements of Revenue

1.	Business

The accompanying historical summary of revenue relates to the operations of 717 East Parmer Lane (the “Property”), consisting of the revenue of one office building totaling 320,000 rentable square feet located in Austin, Texas. Gladstone Commercial Corporation, through its wholly-owned operating partnership, Gladstone Commercial Limited Partnership (collectively, the “Company”) acquired the Property in July 2013 for total consideration of $57.0 million.

2.	Summary of Significant Accounting Policies

The accompanying historical summary of revenue was prepared for the purpose of complying with Rule 3-14 of Regulation S-X as promulgated by the Securities and Exchange Commission in connection with the Company’s acquisition of the Property. The historical summary is not representative of the actual operations of the Property for the period presented nor indicative of future operations; however, the Company is not aware of any material factors relating to the Property that would cause the reported financial information not to necessarily be indicative of future operating results. In addition, certain expenses, primarily amortization and interest expense, which may not be comparable to the expenses to be incurred by the Company in future operations of the Property, have been excluded. Additionally, the Company’s lease with the tenant is structured in such a way that the tenant is responsible for substantially all of the Property’s operating expenses. As the Company does not expect to incur any operating expenses in the future operations of the Property, they have been excluded from this historical summary. However, the Company would be required to pay property taxes on the Property in the event the tenant fails to pay them. The total estimated property taxes for the year ended December 31, 2012, and the six months ended June 30, 2013, were $554,615 and $298,400, respectively.

Revenue Recognition

The lease is accounted for as an operating lease and revenue is recognized on a straight-line basis in accordance with the terms of the related lease.

Use of Estimates

The preparation of this historical summary in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of revenue during the reporting period. Actual results may differ from these estimates.

Major Tenant

During the year ended December 31, 2012, and for the six months ended June 30, 2013 (unaudited), the Property’s total rental revenue of $1.4 million and $2.1 million, respectively, was attributable to only one tenant.

3.	Lease

On July 31, 2012, the Property entered into a lease agreement with General Motors LLC for the entire office building, with an effective date of September 1, 2012. The lease had an initial term of eight years with three three-year options. Future minimum rentals as of December 31, 2012 to be received under this tenant lease are as follows:

Year	Tenant Lease Payments
2013	$2,426,667
2014	4,293,333
2015	4,373,333
2016	4,533,333
2017	4,693,333
2018	4,853,333
2019	5,013,333
2020	3,413,333

4.	Unaudited Interim Statements

The historical summary of revenue for the six months ended June 30, 2013, is unaudited. As a result, this interim historical summary should be read in conjunction with the historical summary and notes included in the December 31, 2012, historical summary of revenue. The interim historical summary reflects all adjustments which management believes are necessary for the fair presentation of the historical summary of revenue for the interim period presented. These adjustments are of a normal recurring nature. The historical summary of revenue for such interim period is not necessarily indicative of the results of the entire year.

5.	Subsequent Events

The Company evaluated all events that have occurred subsequent to December 31, 2012, through August 29, 2013, the date the financial statements were issued.

GLADSTONE COMMERCIAL CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On July 9, 2013, through its wholly-owned operating partnership, Gladstone Commercial Limited Partnership (collectively with Gladstone Commercial Corporation, the “Company”), acquired a 320,000 square-foot office building located in Austin, Texas, known as “717 East Parmer Lane,” (the “Property”). The property was acquired for $57.0 million, excluding related acquisition expenses of $0.2 million. The Company funded this acquisition with a combination of availability under its line of credit and the issuance of $35.3 million of mortgage debt on the Property. In evaluating the Property as a potential acquisition and determining the appropriate amount of consideration to be paid, the Company considered a variety of factors, including: location, credit quality of the tenant, duration of the in-place lease, rental market occupancy rates and historical and current competition in the rental market and comparative rents. The tenant has leased the Property for 7 years and has 3 options to renew the lease for additional periods of 3 years each. The lease provides for prescribed rent escalations over the life of the lease, with annualized straight line rents of $4.7 million.

The pro-forma condensed consolidated statements of operations for the year ended December 31, 2012 and for the six months ended June 30, 2013, have been prepared to comply with Rule 3-14 of Regulation S-X, as promulgated by the Securities and Exchange Commission. The pro forma condensed consolidated balance sheet as of June 30, 2013, and the pro forma condensed consolidated statements of operations for the year ended December 31, 2012 and for the six months ended June 30, 2013 are not necessarily indicative of what the actual financial position and operating results would have been had the properties acquired in the current year been acquired on January 1, 2012 nor do they purport to represent the Company’s future financial position or operating results.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the consolidated financial statements of Gladstone Commercial Corporation and the accompanying notes thereto filed on Form 10-K for the year ended December 31, 2012 and on Form 10-Q for the six months ended June 30, 2013 and the statements of revenue, filed in accordance with Rule 3-14 of Regulation S-X, of 717 East Parmer Lane for the period from January 1, 2013 through June 30, 2013 and for the year ended December 31, 2012. In the Company’s opinion, all adjustments necessary to reflect the effect of the Property acquired and the respective debt have been made.

GLADSTONE COMMERCIAL CORPORATION

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2013

(DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

(UNAUDITED)

	Historical	Pro forma Adjustments for the Property		Pro Forma
ASSETS
Real estate, at cost	$564,952	$46,351	A	$611,303
Less: accumulated depreciation	72,712	—		72,712

Total real estate, net	492,240	46,351	A	538,591
Lease intangibles, net	60,797	11,816	A	72,613
Cash and cash equivalents	4,023	—		4,023
Restricted cash	4,037	—		4,037
Funds held in escrow	7,708	—		7,708
Deferred rent receivable, net	16,695	—		16,695
Deferred financing costs, net	5,961	341	B	6,302
Other assets	2,679	(1,008)	C	1,671

TOTAL ASSETS	$594,140	$57,500		$651,640

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Mortgage notes payable	$359,240	$35,300	D	$394,540
Borrowings under line of credit	11,200	21,032	E	32,232
Series C mandatorily redeemable preferred stock, par value $0.001 per share; $25 per share liquidation preference; 1,700,000 shares authorized; and 1,540,000 shares issued and outstanding at June 30, 2013 and December 31, 2012, respectively	38,500	—		38,500
Deferred rent liability, net	5,104	1,168	A	6,272
Asset retirement obligation liability	3,819	—		3,819
Accounts payable and accrued expenses	3,359	154	F	3,513
Due to Adviser and Administrator	848	—		848
Other liabilities	5,688	—		5,688

Total Liabilities	$427,758	$57,654		$485,412

STOCKHOLDERS’ EQUITY
Series A and B redeemable preferred stock, par value $0.001 per share; $25 per share liquidation preference; 2,300,000 shares authorized and 2,150,000 shares issued and outstanding at June 30, 2013 and December 31, 2012, respectively	$2	$—		$2
Senior common stock, par value $0.001 per share; 7,500,000 shares authorized and 306,053 and 179,511 shares issued and outstanding at June 30, 2013 and December 31, 2012, respectively	—	—		—
Common stock, par value $0.001 per share, 38,500,000 shares authorized and 14,017,648 and 11,083,584 shares issued and outstanding at June 30, 2013 and December 31, 2012, respectively	14	—		14
Additional paid in capital	269,554	—		269,554
Notes receivable—employee	(375)	—		(375)
Distributions in excess of accumulated earnings	(102,813)	(154)	F	(102,967)

Total Stockholders’ Equity	166,382	(154)		166,228

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$594,140	$57,500		$651,640

The accompanying notes are an integral part of these financial statements.

GLADSTONE COMMERCIAL CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

(DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

(UNAUDITED)

	Historical	Pro forma Adjustments for the Property		Pro Forma
Operating revenues
Rental income	$50,915	$4,346	A	$55,261
Tenant recovery revenue	355	—		355

Total operating revenues	51,270	4,346		55,616

Operating expenses
Depreciation and amortization	16,831	3,184	B	20,015
Property operating expenses	1,588	—		1,588
Acquisitions related expense	949	—		949
Base management fee	1,467	—		1,467
Incentive fee	3,569	—		3,569
Administration fee	1,118	—		1,118
General and administrative	1,594	—		1,594

Total operating expenses before credit to incentive fee	27,116	3,184		30,300

Credit to incentive fee	(2,221)	—		(2,221)

Total operating expenses	24,895	3,184		28,079

Other income (expense)
Interest expense	(20,226)	(2,375)	C	(22,601)
Distributions attributable to Series C mandatorily redeemable preferred stock	(2,515)	—		(2,515)
Other income	127	—		127

Total other expense	(22,614)	(2,375)		(24,989)

Net income (loss)	3,761	(1,213)		2,548

Distributions attributable to Series A and B preferred stock	(4,093)	—		(4,093)
Distributions attributable to senior common stock	(113)	—		(113)

Net (loss) income available to common stockholders	$(445)	$(1,213)		$(1,658)

Earnings per weighted average share of common stock—basic & diluted
(Loss) income from continuing operations (net of dividends attributable to preferred stock)	$(0.04)			$(0.15)

Net (loss) income available to common stockholders	$(0.04)			$(0.15)

Dividends declared per share of common stock	$1.50			$1.50

Weighted average shares of common stock outstanding
Basic	10,953,325			10,953,325

Diluted	10,953,325			10,953,325

Earnings per weighted average share of senior common stock	$1.06			$1.06

Weighted average shares of senior common stock outstanding—basic	107,000			107,000

The accompanying notes are an integral part of these financial statements.

GLADSTONE COMMERCIAL CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2013

(DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

(UNAUDITED)

	Historical	Pro forma Adjustments for the Property		Pro Forma
Operating revenues
Rental income	$27,856	$2,173	A	$30,029
Tenant recovery revenue	437	—		437

Total operating revenues	28,293	2,173		30,466

Operating expenses
Depreciation and amortization	10,121	1,592	B	11,713
Property operating expenses	1,300	—		1,300
Acquisitions related expense	459	—		459
Base management fee	804	—		804
Incentive fee	1,864	—		1,864
Administration fee	730	—		730
General and administrative	866	—		866

Total operating expenses before credit to incentive fee	16,144	1,592		17,736

Credit to incentive fee	(1,502)	—		(1,502)

Total operating expenses	14,642	1,592		16,234

Other income (expense)
Interest expense	(11,425)	(1,185)	C	(12,610)
Distributions attributable to Series C mandatorily redeemable preferred stock	(1,372)	—		(1,372)
Other income	29	—		29

Total other expense	(12,768)	(1,185)		(13,953)

Net income (loss)	883	(604)		279

Distributions attributable to Series A and B preferred stock	(2,047)	—		(2,047)
Distributions attributable to senior common stock	(122)	—		(122)

Net (loss) income available to common stockholders	$(1,286)	$(604)		$(1,890)

Earnings per weighted average share of common stock—basic & diluted
(Loss) income from continuing operations (net of dividends attributable to preferred stock)	$(0.11)			$(0.16)

Net (loss) income available to common stockholders	$(0.11)			$(0.16)

Dividends declared per share of common stock	$0.75			$0.75

Weighted average shares of common stock outstanding
Basic	11,808,701			11,808,701

Diluted	11,808,701			11,808,701

Earnings per weighted average share of senior common stock	$0.52			$0.52

Weighted average shares of senior common stock outstanding—basic	233,633			233,633

The accompanying notes are an integral part of these financial statements.

GLADSTONE COMMERCIAL CORPORATION

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On July 9, 2013, through its wholly-owned operating partnership, Gladstone Commercial Limited Partnership (collectively with Gladstone Commercial Corporation, the “Company”), acquired a 320,000 square-foot office building located in Austin, Texas, known as “717 East Parmer Lane,” (the “Property”). The property was acquired for $57.0 million, excluding related acquisition expenses of $0.2 million. The Company funded this acquisition with a combination of availability under its line of credit and the issuance of $35.3 million of mortgage debt on the Property. The tenant has leased the Property for 7 years and has 3 options to renew the lease for additional periods of 3 years each. The lease provides for prescribed rent escalations over the life of the lease, with annualized straight line rents of $4.7 million.

Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2013 reflects the following adjustments:

(A)	The acquisition of the 717 East Parmer Lane property is reflected in the unaudited pro forma condensed consolidated balance sheet of the Company at fair market value. The below table is a preliminary estimate of the allocated values. Real estate, lease intangibles and deferred rent liability are comprised of the following:

Land	$2,330
Building and improvements	37,207
Tenant improvements	6,814

Real estate, net	$46,351

In-place leases	$6,117
Leasing costs	1,906
Customer relationships	3,793

Lease intangibles, net	$11,816

Deferred rent liability, net	$1,168

The value allocated to building and improvements is depreciated and tenant improvements are amortized on a straight-line basis over an estimated useful life. The building is depreciated over a 39 year useful life and tenant improvements, in-place leases and leasing costs are amortized over the shorter of the estimated useful life and remaining contractual, non-cancelable term of the in-place lease. Customer relationships are amortized over the shorter of the estimated useful life and remaining contractual, non-cancelable term of the in-place lease plus any anticipated renewal periods. The value of below-market leases are amortized over the remaining contractual, non-cancelable term of the in-place lease and recorded as an increase to rental income.

(B)	Deferred financing costs totaled $0.3 million, consisting of various lender and legal fees, which were capitalized. This amount reflects the net amount, after amortization, assuming the debt was acquired on January 1, 2012.

(C)	Good faith deposits on this Property were $1.0 million and were deposited into escrow for the benefit of the seller, pursuant to the purchase and sale agreement. At closing, this deposit was applied against the purchase price.

(D)	In connection with the acquisition of the Property, the Company issued $35.3 million of mortgage debt.

(E)	In connection with the acquisition of the Property, the Company drew $21.0 million from its $75.0 million line of credit with Capital One Bank, N.A.

(F)	In connection with the acquisition of the Property, the Company incurred transaction costs of $0.2 million.

Adjustments to Unaudited Pro Forma Condensed Consolidated Statements of Operations

The adjustments to the pro forma condensed consolidated statements of operations for the year ended December 31, 2012 and the six months ended June 30, 2013, are as follows:

(A)	The pro forma adjustment for rental income for the year ended December 31, 2012 consists of two parts: (a) $4.2 million to reflect the terms of the acquired leases as if they had been in place for the full year 2012 and (b) $0.2 million for an adjustment attributable to the effect of acquiring a below market lease.

The pro forma adjustment for rental income for the six months ended June 30, 2013 consists of two parts: (a) $2.1 million to reflect the terms of the acquired leases as if they had been in place for the six months ended June 30, 2013 and (b) $0.1 million for an adjustment attributable to the effect of acquiring a below market lease.

(B)	The pro forma adjustments for depreciation and amortization expense are the Company’s estimate of the depreciation charges that would have been recorded assuming the Property was acquired effective January 1, 2012.

(C)	The pro forma adjustment to interest expense is the Company’s estimate of expense incurred on the mortgage debt and line of credit financings used to acquire the Property. The debt was assumed to have been issued as of January 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Commercial Corporation

August 29, 2013	By:	/s/ Danielle Jones
Name: Danielle Jones
Title: Chief Financial Officer & Treasurer